SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A-2

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 3, 2004

    AMERICAN BIO MEDICA CORPORATION
(Exact Name of Registrant as Specified in its Charter)

New York	0-28666	14-1702188
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

122 Smith Road, Kinderhook, NY	12106
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 227-1243

ITEM 4.   CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On August 10, 2004, PricewaterhouseCoopers LLP (“PwC”) resigned as the Registrant’s independent registered public accounting firm. On August 10, 2004, the Registrant filed a Current Report on Form 8-K (the "Report') disclosing changes in the Company's certifying accountant and disclosing that the Company had requested a letter from PricewaterhouseCoopers LLP (“PwC”) addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made by the Company in this report.

A copy of the letter provided by PwC is attached as an Exhibit to this Amendment to the Form 8-K filed on August 10, 2004.

ITEM 7.   FINANCIAL STATEMENTS, PROFORMA FINANCIAL STATEMENST AND EXHIBITS

           c)              Exhibit

                                             The following exhibit is filed with this Report on Form 8-K/A-2:

                     16.1   Letter from PricewaterhouseCoopers LLP dated August 17, 2004 addressed to the United States Securities & Exchange Commission.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BIO MEDICA CORPORATION

Date: August 20, 2004	By:	/s/ Keith E. Palmer
Keith E. Palmer
Chief Financial Officer

3

Exhibit Index

Exhibit No.	Description	Page No.

16.1	Letter from PricewaterhouseCoopers LLP dated August 17, 2004 addressed to the United States Securities and Exchange Commission	5

4